AMENDMENT NO. 9
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM INVESTMENT FUNDS
          This Amendment No. 9 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the “Trust”) amends, effective November 12, 2009, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to add the following series portfolios: Invesco Alternative Opportunities Fund, Invesco Commodities Alpha Fund, Invesco FX Alpha Plus Strategy Fund, Invesco FX Alpha Strategy Fund, Invesco Global Advantage Fund, Invesco Global Dividend Growth Securities Fund, Invesco Health Sciences Fund, Invesco International Growth Equity Fund, Invesco Natural Resources Fund, Invesco Pacific Growth Fund, Van Kampen Emerging Markets Fund, Van Kampen Global Bond Fund, Van Kampen Global Equity Allocation Fund, Van Kampen Global Franchise Fund, Van Kampen Global Tactical Asset Allocation Fund, Van Kampen International Advantage Fund, Van Kampen International Growth Fund (collectively, the “Funds”);
          WHEREAS, each of the Funds will have multiple share classes, each of which will be reflected on Schedule A, as amended hereby;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of November 12, 2009.

By:	/s/ John M. Zerr
Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM INVESTMENT FUNDS
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

AIM Balanced-Risk Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM China Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

AIM Developing Markets Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

AIM Global Health Care Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Investor Class Shares
Institutional Class Shares

AIM International Total Return Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

AIM Japan Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

AIM LIBOR Alpha Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

AIM Trimark Endeavor Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM Trimark Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM Trimark Small Companies Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Alternative Opportunities Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Commodities Alpha Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco FX Alpha Plus Strategy Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco FX Alpha Strategy Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Global Advantage Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Global Dividend Growth Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Health Sciences Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco International Growth Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Natural Resources Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Pacific Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares

Van Kampen Emerging Markets Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Van Kampen Global Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares

Van Kampen Global Equity Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Van Kampen Global Franchise Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Van Kampen Global Tactical Asset Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Van Kampen International Advantage Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Van Kampen International Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares”